                                                                   EXHIBIT 10(a)
                                            ALLETE Second Quarter 2007 Form 10-Q

================================================================================



                                  ALLETE, INC.



                                   $50,000,000



                       5.99% Senior Notes Due June 1, 2017



                                 --------------



                             NOTE PURCHASE AGREEMENT


                                 --------------



                               Dated June 8, 2007



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                                TABLE OF CONTENTS

                                                                            PAGE


SECTION 1.  AUTHORIZATION OF NOTES.............................................1


SECTION 2.  SALE AND PURCHASE OF NOTES.........................................1


SECTION 3.  CLOSING............................................................1


SECTION 4.  CONDITIONS TO CLOSING..............................................2

     Section 4.1   Representations and Warranties..............................2
     Section 4.2   Performance; No Default.....................................2
     Section 4.3   Compliance Certificates.....................................2
     Section 4.4   Opinions of Counsel.........................................2
     Section 4.5   Purchase Permitted By Applicable Law, Etc...................3
     Section 4.6   Sale of Notes...............................................3
     Section 4.7   Payment of Special Counsel Fees.............................3
     Section 4.8   Private Placement Number....................................3
     Section 4.9   Changes in Corporate Structure..............................3
     Section 4.10  Funding Instructions........................................3
     Section 4.11  Proceedings and Documents...................................3

SECTION 5.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY......................4

     Section 5.1   Organization; Power and Authority...........................4
     Section 5.2   Authorization, Etc..........................................4
     Section 5.3   Disclosure..................................................4
     Section 5.4   Organization and Ownership of Shares of
                     Subsidiaries..............................................4
     Section 5.5   Financial Statements; Material Liabilities..................5
     Section 5.6   Compliance with Laws, Other Instruments, Etc................5
     Section 5.7   Governmental Authorizations, Etc............................6
     Section 5.8   Litigation..................................................6
     Section 5.9   Taxes.......................................................6
     Section 5.10  Title to Property; Leases...................................6
     Section 5.11  Licenses, Permits, Etc......................................6
     Section 5.12  Compliance with ERISA.......................................6
     Section 5.13  Private Offering by the Company.............................7
     Section 5.14  Use of Proceeds; Margin Regulations.........................8
     Section 5.15  Existing Indebtedness; Future Liens.........................8
     Section 5.16  Foreign Assets Control Regulations, Etc.....................8
     Section 5.17  Status under Investment Company Act and ICC
                     Termination Act...........................................9
     Section 5.18  Environmental Matters.......................................9

SECTION 6.  REPRESENTATIONS OF THE PURCHASERS..................................9

     Section 6.1   Purchase for Investment.....................................9
     Section 6.2   Source of Funds.............................................9

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SECTION 7.  INFORMATION AS TO COMPANY.........................................11

     Section 7.1   Financial and Business Information.........................11
     Section 7.2   Officer's Certificate......................................13
     Section 7.3   Visitation.................................................14

SECTION 8.  PAYMENT AND PREPAYMENT OF THE NOTES...............................14

     Section 8.1   Maturity...................................................14
     Section 8.2   Optional Prepayments with Make-Whole Amount................14
     Section 8.3   Change in Control..........................................15
     Section 8.4   Allocation of Partial Prepayments..........................16
     Section 8.5   Maturity; Surrender, Etc...................................16
     Section 8.6   Purchase of Notes..........................................16
     Section 8.7   Make-Whole Amount..........................................17

SECTION 9.  AFFIRMATIVE COVENANTS.............................................18

     Section 9.1   Compliance with Law........................................18
     Section 9.2   Insurance..................................................18
     Section 9.3   Maintenance of Properties..................................18
     Section 9.4   Payment of Taxes and Claims................................19
     Section 9.5   Corporate Existence, Etc...................................19
     Section 9.6   Books and Records..........................................19

SECTION 10. NEGATIVE COVENANTS................................................19

     Section 10.1  Transactions with Affiliates...............................19
     Section 10.2  Merger, Consolidation, Etc.................................20
     Section 10.3  Terrorism Sanctions Regulations............................20
     Section 10.4  Liens......................................................20
     Section 10.5  Maximum Ratio of Funded Debt to Total Capital..............24

SECTION 11. EVENTS OF DEFAULT.................................................24


SECTION 12. REMEDIES ON DEFAULT, ETC..........................................27

     Section 12.1  Acceleration...............................................27
     Section 12.2  Other Remedies.............................................27
     Section 12.3  Rescission.................................................27
     Section 12.4  No Waivers or Election of Remedies, Expenses, Etc..........28

SECTION 13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.....................28

     Section 13.1  Registration of Notes......................................28
     Section 13.2  Transfer and Exchange of Notes.............................28
     Section 13.3  Replacement of Notes.......................................29

SECTION 14. PAYMENTS ON NOTES.................................................29

     Section 14.1  Place of Payment...........................................29
     Section 14.2  Home Office Payment........................................29

SECTION 15. EXPENSES, ETC.....................................................30

     Section 15.1  Transaction Expenses.......................................30

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     Section 15.2  Survival...................................................30

SECTION 16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE
            AGREEMENT.........................................................30


SECTION 17. AMENDMENT AND WAIVER..............................................30

     Section 17.1  Requirements...............................................30
     Section 17.2  Solicitation of Holders of Notes...........................31
     Section 17.3  Binding Effect, etc........................................31
     Section 17.4  Notes Held by Company, etc.................................32

SECTION 18. NOTICES...........................................................32


SECTION 19. REPRODUCTION OF DOCUMENTS.........................................32


SECTION 20. CONFIDENTIAL INFORMATION..........................................33


SECTION 21. SUBSTITUTION OF PURCHASER.........................................34


SECTION 22. MISCELLANEOUS.....................................................34

     Section 22.1  Successors and Assigns.....................................34
     Section 22.2  Payments Due on Non-Business Days..........................34
     Section 22.3  Accounting Terms...........................................34
     Section 22.4  Severability...............................................34
     Section 22.5  Construction, etc..........................................35
     Section 22.6  Counterparts...............................................35
     Section 22.7  Governing Law..............................................35

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SCHEDULE A       --   INFORMATION RELATING TO PURCHASERS

SCHEDULE B       --   DEFINED TERMS

SCHEDULE 5.4     --   Subsidiaries of the Company and Ownership of
                      Subsidiary Stock

SCHEDULE 5.15    --   Existing Indebtedness

EXHIBIT 1        --   Form of 5.99% Senior Note due June 1, 2017

EXHIBIT 4.4(a)   --   Form of Opinion of Deborah A. Amberg, Senior Vice
                      President, General Counsel and Secretary of
                      ALLETE, INC.

EXHIBIT 4.4(b)   --   Form of Opinion of Thelen Reid Brown Raysman &
                        Steiner LLP

EXHIBIT 4.4(c)   --   Form of Opinion of Chapman and Cutler LLP

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                                  ALLETE, INC.
                             30 West Superior Street
                             Duluth, Minnesota 55802


                       5.99% Senior Notes due June 1, 2017


                                                                    June 8, 2007
TO EACH OF THE PURCHASERS LISTED IN
        SCHEDULE A HERETO:


Ladies and Gentlemen:

     ALLETE, Inc., a Minnesota corporation (the "COMPANY"), agrees with each of the purchasers whose name appears at the end hereof (each, a "PURCHASER" and, collectively, the "PURCHASERS") as follows:

SECTION 1.  AUTHORIZATION OF NOTES.

     The Company will authorize the issue and sale of $50,000,000 aggregate principal amount of its 5.99% Senior Notes due June 1, 2017 (the "NOTES", such term to include any such notes issued in substitution therefor pursuant to
Section 13). The Notes shall be substantially in the form set out in Exhibit 1, with such changes therefrom, if any, as may be approved by you and the Company. Certain capitalized and other terms used in this Agreement are defined in Schedule B; and references to a "SCHEDULE" or an "EXHIBIT" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

SECTION 2.  SALE AND PURCHASE OF NOTES

     Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount specified opposite such Purchaser's name in Schedule A at the purchase price of 100% of the principal amount thereof. The Purchasers' obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

SECTION 3.  CLOSING

     The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Thelen Reid Brown Raysman & Steiner LLP, 875 Third Avenue, New York, New York 10022, at 10:00 a.m., New York time, at a closing (the "CLOSING") on June 8, 2007 or on such other Business Day thereafter as may be agreed upon by the Company and the Purchasers. At the Closing the Company will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser's name (or in the name of its nominee), against delivery by such Purchaser to the

Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer for the account of the Company at Wells Fargo Bank, San Francisco, CA, ABA 121 000 248 for further credit to Minnesota Power Account 002-0000-364, Attn: Richard P. Ausman, 218-723-3908. If at the Closing the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment. If at the Closing one Purchaser shall fail to purchase the Notes which it is obligated to purchase under this Agreement, the Company shall have the option (i) of terminating its obligation to sell any and all of the Notes to all Purchasers and be relieved of all further obligations under this Agreement, or (ii) of terminating its obligation to sell any Notes only to such defaulting Purchaser and be relieved of all further obligations under this Agreement only with respect to such defaulting Purchaser.

SECTION 4.  CONDITIONS TO CLOSING

     Each Purchaser's obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment, prior to or at the Closing, of the following conditions:

     SECTION 4.1   REPRESENTATIONS  AND  WARRANTIES.   The  representations  and
warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.

     SECTION 4.2 PERFORMANCE; NO DEFAULT. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14) no Default or Event of Default shall have occurred and be continuing.

     SECTION 4.3   COMPLIANCE CERTIFICATES.

            (a) OFFICER'S CERTIFICATE. The Company shall have delivered to such Purchaser an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

            (b) SECRETARY'S CERTIFICATE. The Company shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated the date of Closing, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement.

     SECTION 4.4 OPINIONS OF COUNSEL. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the Closing (a) from Deborah A. Amberg, Senior Vice President, General Counsel and Secretary of ALLETE, Inc., and Thelen Reid Brown Raysman & Steiner LLP, counsel for the Company, covering the matters set forth in Exhibit 4.4(a) and 4.4(b), respectively, and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to the Purchasers) and (b) from Chapman and Cutler LLP, the Purchasers' special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(c) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

     SECTION 4.5 PURCHASE PERMITTED BY APPLICABLE LAW, ETC. On the date of the Closing such Purchaser's purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer's Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

     SECTION 4.6 SALE OF NOTES. Contemporaneously with the Closing the Company shall sell to each Purchaser and each Purchaser shall purchase the Notes to be purchased by it at the Closing as specified in Schedule A.

     SECTION 4.7 PAYMENT OF SPECIAL COUNSEL FEES. Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of the Purchasers' special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

     SECTION 4.8 PRIVATE PLACEMENT NUMBER. A Private Placement Number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for the Notes.

     SECTION 4.9 CHANGES IN CORPORATE STRUCTURE. The Company shall not have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Section 5.5.

     SECTION 4.10 FUNDING INSTRUCTIONS. At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the information specified in Section 3 including (i) the name and address of the transferee bank, (ii) such transferee bank's ABA number and (iii) the account name and number into which the purchase price for the Notes is to be deposited.

     SECTION 4.11 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

SECTION 5.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company represents and warrants to each Purchaser that:

     SECTION 5.1 ORGANIZATION; POWER AND AUTHORITY. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

     SECTION 5.2 AUTHORIZATION, ETC. This Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     SECTION 5.3 DISCLOSURE. The Company, through its agent, JP Morgan Securities Inc., has delivered to each Purchaser a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2006, and a copy of the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2007, each of which has also been filed with the SEC under the Exchange Act (the "DISCLOSURE DOCUMENTS"). The Disclosure Documents fairly describe, in all material respects and as of their respective dates, the general nature of the business and principal properties of the Company and its Subsidiaries. The Disclosure Documents do not contain, as of their respective dates, any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since December 31, 2006, there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

     SECTION 5.4   ORGANIZATION AND OWNERSHIP OF SHARES OF SUBSIDIARIES.

            (a) Schedule 5.4 contains (except as noted therein) complete each and correct lists of the Company's active Subsidiaries, showing, as to Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary.

            (b) All of the outstanding shares of capital stock or similar by the equity interests of each Subsidiary shown in Schedule 5.4 as being owned Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

            (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

            (d) No Significant Subsidiary nor Superior Water, Light and Power Company ("SWL&P") is a party to, or otherwise subject to any legal, regulatory, contractual or other restriction (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law, the Federal Power Act or similar statutes) restricting the ability of such Significant Subsidiary or SWL&P to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Significant Subsidiary or SWL&P.

     SECTION 5.5 FINANCIAL STATEMENTS; MATERIAL LIABILITIES. The financial statements included in the Disclosure Documents (including the schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such financial statements and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). The Company and its Subsidiaries do not have any Material liabilities that are not disclosed on such financial statements or otherwise disclosed in the Disclosure Documents.

     SECTION 5.6 COMPLIANCE WITH LAWS, OTHER INSTRUMENTS, ETC. The execution, delivery and performance by the Company of this Agreement and the Notes will not
(i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other Material agreement or instrument to which the Company or any Subsidiary is a party, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Significant Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Significant Subsidiary.

     SECTION 5.7 GOVERNMENTAL AUTHORIZATIONS, ETC. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes other than such which have been obtained and which shall be in full force and effect at the Closing.

     SECTION 5.8 LITIGATION. Except as described in the Disclosure Documents, there are no actions, suits, investigations or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority which, if adversely determined, would individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     SECTION 5.9 TAXES. The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP.

     SECTION 5.10 TITLE TO PROPERTY; LEASES. The Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business). All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

     SECTION 5.11 LICENSES, PERMITS, ETC. Except as set forth or contemplated in the Disclosure Documents, the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others.

     SECTION 5.12  COMPLIANCE WITH ERISA.

            (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code or section 4068 of ERISA, other than such liabilities or Liens as would not be individually or in the aggregate Material.

            (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than $26,500,000 in the case of any single Plan and by more than $9,500,000 in the aggregate for all Plans.

            (c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

            (d) The expected postretirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is approximately $60,000,000. A substantial portion of the annual postretirement benefit costs recognized by the Company's regulated companies are recovered through rates filed with the Company's regulatory jurisdictions, as more fully described in Note 16 to the Consolidated Financial Statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2006.

            (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser's representation in Section 6.2 and the completeness of such Purchaser's disclosures pursuant to Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by such Purchaser.

     SECTION 5.13 PRIVATE OFFERING BY THE COMPANY. Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than the Purchasers and not more than 16 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of
Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

     SECTION 5.14 USE OF PROCEEDS; MARGIN REGULATIONS. The Company will apply the proceeds of the sale of the Notes to fund corporate growth opportunities and for general corporate purposes. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 20% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 20% of the value of such assets. As used in this Section, the terms "MARGIN STOCK" and "PURPOSE OF BUYING OR CARRYING" shall have the meanings assigned to them in said Regulation U.

     SECTION 5.15  EXISTING INDEBTEDNESS; FUTURE LIENS.

            (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness that is Material of the Company and its Significant Subsidiaries as of March 31, 2007, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Significant Subsidiaries. Neither the Company nor any Significant Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any such Indebtedness and no event or condition exists with respect to such Indebtedness that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

            (b) Except as disclosed in Schedule 5.15, neither the Company nor any Significant Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.5.

            (c) Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness that is Material of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company, except as specifically indicated in Schedule 5.15.

     SECTION 5.16  FOREIGN ASSETS CONTROL REGULATIONS, ETC.

            (a) Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

            (b) Neither the Company nor any Subsidiary (i) is a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or (ii) engages in any dealings or transactions with any such Person. The Company and its Subsidiaries are in compliance, in all material respects, with the USA Patriot Act.

            (c) No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, assuming in all cases that such Act applies to the Company.

     SECTION 5.17 STATUS UNDER INVESTMENT COMPANY ACT AND ICC TERMINATION ACT. Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended or the ICC Termination Act of 1995, as amended.

     Section 5.18 ENVIRONMENTAL MATTERS. Except as disclosed in the Disclosure Documents, the Company and its Subsidiaries (i) are in compliance with all Environmental Laws, (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (iii) are in compliance with all terms and conditions of any such permit, license or approval; except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

SECTION 6.  REPRESENTATIONS OF THE PURCHASERS.

     SECTION 6.1 PURCHASE FOR INVESTMENT. Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser's or their property shall at all times be within such Purchaser's or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

     SECTION 6.2 SOURCE OF FUNDS. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

            (a) the Source is an "insurance company general account" (as the term is defined in The United States Department of Labor's Prohibited Transaction Exemption ("PTE") 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the "NAIC ANNUAL STATEMENT")) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser's state of domicile; or

            (b) the Source is a separate account that is maintained solely in connection with such Purchaser's fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

            (c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

            (d) the Source constitutes assets of an "investment fund" (within the meaning of Part V of PTE 84-14 (the "QPAM EXEMPTION")) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this clause (d); or

            (e) the Source constitutes assets of a "plan(s)" (within the meaning of Section IV of PTE 96-23 (the "INHAM EXEMPTION")) managed by an "in-house asset manager" or "INHAM" (within the meaning of Part IV of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of "control" in Section IV(d) of the INHAM Exemption) owns a 5% or more interest in the Company and
     (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

            (f)    the Source is a governmental plan; or

            (g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

            (h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms "EMPLOYEE BENEFIT PLAN," "GOVERNMENTAL PLAN," and "SEPARATE ACCOUNT" shall have the respective meanings assigned to such terms in section 3 of ERISA.

SECTION 7.  INFORMATION AS TO COMPANY

     SECTION 7.1 FINANCIAL AND BUSINESS INFORMATION. As long as any of the Notes are outstanding, the Company shall deliver to each holder of Notes that is an Institutional Investor:

            (a) QUARTERLY STATEMENTS -- within 60 days (or such shorter period as is 15 days greater than the period applicable to the filing of the Company's Quarterly Report on Form 10-Q (the "FORM 10-Q") with the SEC regardless of whether the Company is subject to the filing requirements thereof) after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

                         (i)   a consolidated   balance  sheet  of  the Company,
            including its Subsidiaries, as at the end of such quarter, and

                         (ii) consolidated statements of income and cash flows of theCompany, including its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, PROVIDED that delivery within the time period specified above of copies of the Company's Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(a), PROVIDED, FURTHER, that the Company shall be deemed to have made such delivery of such Form 10-Q if it shall have timely made such Form 10-Q available on "EDGAR" and on its home page on the worldwide web (at the date of this Agreement located at: http//www.allete.com) (such availability being referred to as "ELECTRONIC DELIVERY");

            (b) ANNUAL STATEMENTS -- within 120 days (or such shorter period as is 15 days greater than the period applicable to the filing of the Company's Annual Report on Form 10-K (the "FORM 10-K") with the SEC regardless of whether the Company is subject to the filing requirements thereof) after the end of each fiscal year of the Company, duplicate copies of,

                         (i)   a consolidated   balance   sheet  of the Company,
            including itsSubsidiaries, as at the end of such year, and

                         (ii) consolidated statements of income, changes in shareholders' equity and cash flows of the Company, including its Subsidiaries for such year,

     setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent registered public accounting firm of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accounting firm in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, PROVIDED that the delivery within the time period specified above of the Company's Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the SEC, shall be deemed to satisfy the requirements of this Section 7.1(b), PROVIDED, FURTHER, that the Company shall be deemed to have made such delivery of such Form 10-K if it shall have timely made Electronic Delivery thereof;

            (c) SEC AND OTHER REPORTS -- promptly upon their becoming available,one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to its public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each final prospectus and all amendments thereto filed by the Company or any Subsidiary with the SEC, PROVIDED that the Company shall be deemed to have made such delivery of such documents if it shall have timely made Electronic Delivery thereof;

            (d) NOTICE OF DEFAULT OR EVENT OF DEFAULT -- promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto, provided, however, that the Company shall not be required to comply with the provisions of this Section 7.1(d) for so long as the Company is subject to the public reporting requirements of the Exchange Act;

            (e) ERISA MATTERS -- promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

                   (i) with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

                   (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multi-employer Plan that such action has been taken by the PBGC with respect to such Multi-employer Plan; or

                   (iii) any event,  transaction  or condition that could result in the  incurrence  of any  liability  by the  Company or any ERISA
            Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

            (f) REQUESTED INFORMATION -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries (including, but without limitation, actual copies of the Company's Form 10-Q and Form 10-K) or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

     SECTION 7.2 OFFICER'S CERTIFICATE. Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer setting forth (which, in the case of Electronic Delivery of any such financial statements, shall be by separate concurrent delivery of such certificate to each holder of Notes):

            (a) COVENANT COMPLIANCE -- the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section 10.5, during the quarterly or annual period covered by the statements then being furnished; and

            (b) EVENT OF DEFAULT -- a statement that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

     SECTION 7.3 VISITATION. The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

            (a) NO DEFAULT -- if no Default or Event of Default then exists, the Company shall permit the representatives of each holder of Notes that is an Institutional Investor, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company's officers, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

            (b) DEFAULT -- if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

SECTION 8.  PAYMENT AND PREPAYMENT OF THE NOTES.

     SECTION 8.1 MATURITY. As provided therein, the entire unpaid principal balance of the Notes shall be due and payable on the stated maturity date thereof.

     SECTION 8.2 OPTIONAL PREPAYMENTS WITH MAKE-WHOLE AMOUNT. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 10% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.4), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

     SECTION 8.3   CHANGE IN CONTROL.

            (a) NOTICE OF CHANGE IN CONTROL AND CHANGE IN CONTROL EVENT. The Company will, within five Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control, give written notice of such Change in Control to each holder of Notes. If within 90 days after such Change in Control, the Company does not, for any reason, have an Investment Grade Rating, a "Change in Control Event" shall be deemed to have occurred. If a Change in Control Event has occurred, the Company shall give immediate written notice thereof to the holders, and such notice shall contain and constitute an offer to prepay Notes as described in subparagraph (b) of this Section 8.3 and shall be accompanied by the certificate described in subparagraph (e) of this Section 8.3.

            (b) OFFER TO PREPAY NOTES. The offer to prepay the Notes contemplated by subparagraph (a) of this Section 8.3 shall be an offer to prepay, in accordance with and subject to this Section 8.3, all, but not less than all, of the Notes held by each holder (in this case only, "HOLDER" in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the "Proposed Prepayment Date"). Such date shall be not less than 30 days and not more than 60 days after the date of such offer.

            (c) ACCEPTANCE. A holder of Notes may accept the offer to prepay made pursuant to this Section 8.3 by causing a notice of such acceptance to be delivered to the Company not later than 15 days prior to the Proposed Prepayment Date. A failure by a holder of Notes to respond to the offer to prepay made pursuant to this Section 8.3 shall be deemed to constitute a rejection of such offer by such holder.

            (d) PREPAYMENT. Prepayment of the Notes to be prepaid pursuant to this Section 8.3 shall be at 100% of the principal amount of such Notes, together with interest on such Notes accrued to the date of prepayment and without any Make-Whole Amount. The Prepayment shall be made on the Proposed Prepayment Date.

            (e) OFFICER'S CERTIFICATE. Each offer to prepay the Notes pursuant to this Section 8.3 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 8.3; (iii) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date; (iv) that the conditions of this Section 8.3 have been fulfilled; (v) in reasonable detail, the nature of the Change in Control; and (vi) any written response from the relevant rating agency.

            (f)    CERTAIN DEFINITIONS.

            "CHANGE IN CONTROL" shall be deemed to have occurred if any person (as such term is used in Section 13(d) and Section 14(d)(2) of the Exchange Act as in effect on the date of
                                     - 15 -
the Closing) or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act) become the "beneficial owners" (as such term is used in Rule 13d-3 under the Exchange Act as in effect on the date of the Closing), directly or indirectly, of more than 50% of the total voting power of all classes then outstanding of the voting stock of the Company.

            "INVESTMENT GRADE RATING" in respect of any Person means, at the time of determination, at least two of the following ratings of its senior, unsecured long-term indebtedness for borrowed money: (i) by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, or any successor thereof, "BBB-" or better, (ii) by Moody's Investors Service, Inc., or any successor thereof, "Baa3" or better, or (iii) by any other nationally recognized statistical rating agency, an equivalent or better rating.

            (g)    ASSUMPTIONS.  All  calculations  contemplated in this Section
     8.3 involving the capital stock or other equity interest of any Person shall be made with the assumption that all convertible securities of such Person then outstanding and all convertible securities issuable upon the exercise of any warrants, options an other rights outstanding at such time were converted at such time and that all options, warrants and similar rights to acquire shares of capital stock or other equity interest of such Person were exercised at such time.

     SECTION 8.4 ALLOCATION OF PARTIAL PREPAYMENTS. In the case of each partial prepayment of the Notes pursuant to Section 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. All prepayments pursuant to Section 8.3 shall be applied as therein provided.

     SECTION 8.5 MATURITY; SURRENDER, ETC. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment (which shall be a Business Day), together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

     SECTION 8.6 PURCHASE OF NOTES. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 10 Business Days. If the holders of more than 25% of the principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 10

Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

     SECTION 8.7   MAKE-WHOLE AMOUNT.

     "MAKE-WHOLE AMOUNT" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, PROVIDED that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

     "CALLED PRINCIPAL" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

     "DISCOUNTED VALUE" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

     "REINVESTMENT YIELD" means, with respect to the Called Principal of any Note, .50% over the yield to maturity implied by (i) the yields reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page PX1" (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on the run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release
H.15 (or any comparable successor publication) for U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.

     In the case of each determination under clause (i) or clause (ii), as the case may be, of the preceding paragraph, such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the applicable U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the applicable U.S. Treasury security with the maturity closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

     "REMAINING AVERAGE LIFE" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

     "REMAINING SCHEDULED PAYMENTS" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, PROVIDED that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or Section 12.1.

     "SETTLEMENT DATE" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to
Section 12.1, as the context requires.

SECTION 9.  AFFIRMATIVE COVENANTS.

     The Company covenants that so long as any of the Notes are outstanding:

     SECTION 9.1 COMPLIANCE WITH LAW. Without limiting Section 10.3, the Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, the USA Patriot Act and
Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     SECTION 9.2   INSURANCE.  The  Company  will,  and will  cause  each of its
Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated, except in each case to the extent that any non-compliance with the terms of this Section 9.2 could not reasonably be expected to have a Material Adverse Effect.

     SECTION 9.3 MAINTENANCE OF PROPERTIES. The Company will, and will cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, PROVIDED that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     SECTION 9.4 PAYMENT OF TAXES AND CLAIMS. The Company will, and will cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent the same have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, PROVIDED that neither the Company nor any Subsidiary need pay any such tax, assessment, charge, levy or claim if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the non-filing of all such returns and/or nonpayment of all such taxes, assessments, charges, levies and claims (as the case may be) in the aggregate could not reasonably be expected to have a Material Adverse Effect.

     SECTION 9.5 CORPORATE EXISTENCE, ETC. Subject to Section 10.2, the Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Section 10.2, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or a Wholly-Owned Subsidiary) and all Material rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

     SECTION 9.6 BOOKS AND RECORDS. The Company will, and will cause each of its Subsidiaries to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Company or such Subsidiary, as the case may be.

SECTION 10. NEGATIVE COVENANTS.

     The Company covenants that so long as any of the Notes are outstanding:

     SECTION 10.1 TRANSACTIONS WITH AFFILIATES. The Company will not and will not permit any Significant Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of the Company's or such Significant Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Significant Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

     SECTION 10.2 MERGER, CONSOLIDATION, ETC. The Company will not consolidate with or merge with any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person unless:

            (a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Company as an entirety, as the case may be, shall be a solvent corporation or limited liability company organized and existing under the laws of the United States or Canada or any jurisdiction thereof (including the District of Columbia), and, if the Company is not such corporation or limited liability company,
     (i) such corporation or limited liability company shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes and (ii) such corporation or limited liability company shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and

            (b) immediately before and immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing and the Company would be able to incur at least $1.00 of additional Funded Debt.

No such conveyance, transfer or lease of substantially all of the assets of the Company in violation of the terms of this Section 10.2 shall have the effect of releasing the Company or any successor corporation or limited liability company that shall theretofore have become such in the manner prescribed in this Section
10.2 from its liability under this Agreement or the Notes.

     SECTION 10.3 TERRORISM SANCTIONS REGULATIONS. The Company will not and will not permit any Subsidiary to (a) become a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or (b) engage in any dealings or transactions with any such Person.

     SECTION 10.4 LIENS. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Company or any such Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom or assign or otherwise convey any right to receive income or profits, except:

            (a)    Liens existing on the date of this Agreement;

            (b) Liens on any Utility Property securing Indebtedness incurred in the ordinary course of the Company's utility business;

            (c) Liens for taxes, assessments or other governmental charges which are not yet due and payable or the payment of which is not at the time required by Section 9.4;

            (d) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens including Liens incident to construction, in each case, incurred in the ordinary course of business for sums not yet due and payable or the payment of which is not at the time required by Section 9.4;

            (e) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business (i) for salary or wages earned, but not yet payable, or (ii) in connection with workers' compensation, unemployment insurance and other types of social security or retirement benefits, or (iii) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety, reclamations or appeal bonds, bids, leases (other than Capital Leases), obligations, or (iv) to secure (or to obtain letters of credit that secure) obligations to public utilities, municipalities, governmental or other public authorities in connection with the supply of services or utilities to the Company or a Subsidiary, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property;

            (f) any attachment or judgment Lien, unless the judgment it secures shall not, within 60 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 60 days after the expiration of any such stay;

            (g) leases or subleases granted to others, easements, rights-of-way, title irregularities, restrictions, encroachments and other charges or encumbrances, in each case incidental to the ownership of property or assets or the ordinary course of business of the Company or any of its Subsidiaries, PROVIDED that such Liens do not, in the aggregate, materially detract from the value of such property;

            (h) minor survey exceptions and the like which do not, in the aggregate, materially detract from the value of such property;

            (i)    Liens  on  property  or assets of  any   Subsidiary  securing
     Indebtedness owing to the Company or to another Wholly-Owned Subsidiary;

            (j) any Lien created to secure all or any part of the purchase price, or to secure Indebtedness incurred or assumed to pay all or any part of the purchase price or cost of construction, of property (or any improvement thereof) acquired or constructed by the Company or a Subsidiary after the date of the Closing, PROVIDED that

                         (i) any such Lien shall extend solely to the item or items of such property (or improvement thereon) so acquired or constructed and, if required by the terms of the instrument originally creating such Lien, other property (or improvements thereon) which is an improvement to or is acquired for specific use in connection with such acquired or constructed property (or improvement thereof) or which is real property being improved by such acquired or constructed property (or improvement thereon),

                         (ii) the principal amount of the Indebtedness secured by such Lien shall at no time exceed an amount equal to 100% of the lesser of (A) the cost to the Company or such Subsidiary of the property (or improvement thereon) so acquired or constructed and (B) the fair market value (as determined in good faith by the board of directors of the Company) of such property (or improvement thereon) at the time of such acquisition or construction; and

                         (iii) any such Lien shall be created  contemporaneously
            with, or within 365 days after, the acquisition or construction of such property;

            (k) any Lien existing on property of a Person immediately prior to its being consolidated with or merged into the Company or a Subsidiary or its becoming a Subsidiary, or any Lien existing on any property acquired by the Company or any Subsidiary at the time such property is so acquired (whether or not the Indebtedness secured thereby shall have been assumed), provided that (i) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person's becoming a Subsidiary or such acquisition of property, and, (ii) each such Lien shall extend solely to the item or items of property so acquired and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property;

            (l) controls, restrictions, obligations, duties and/or other burdens imposed by federal, state, municipal or other law, or by rules, regulations or orders of Governmental Authorities, upon any property of the Company or its Subsidiaries or the ownership, operation or use thereof or upon the Company with respect to any of its property or the operation or use thereof or with respect to any franchise, grant, license, permit or public purpose requirement, or any rights reserved to or otherwise vested in Governmental Authorities to impose any such controls, restrictions, obligations, duties and/or other burdens;

            (m) rights reserved to or vested in others to take or receive any part of any coal, ore, gas, oil and other minerals, any timber and/or any electric capacity or energy, gas, water, steam and any other products developed, produced, manufactured, generated, purchased or otherwise acquired by the Company or by others on property of the Company or any of its Subsidiaries;

            (n) (i) rights and interests of Persons other than the Company or its Subsidiaries arising out of contracts, agreements and other instruments to which the Company or any of its Subsidiaries is a party and which relate to the common ownership or joint use of property; and (ii) all Liens on the interests of Persons other than the Company or its Subsidiaries in property owned in common by such Persons and the Company or any of its Subsidiaries if and to the extent that the enforcement of such Liens would not adversely affect the interests of the Company or its Subsidiaries in such property in any material respect;

            (o) any Liens which have been bonded for the full amount in dispute or for the payment of which other adequate security arrangement have been made;

            (p) grants by the Company or any of its Subsidiaries of easements, ground leases or rights-of-way in, upon, over and/or across the property or rights-of-way of the Company or its Subsidiaries for the purpose of roads, pipe liens, transmission lines, distribution lines, communication lines, railways, removal of coal or other minerals or timber, and other like purposes, or for the joint or common use of real property, rights-of-way, facilities and/or equipment; PROVIDED, HOWEVER, that no such grant shall materially impair the use of the property or rights-of-way for the purposes for which such property or rights-of-way are held by the Company or its Subsidiaries;

            (q) Liens on property of the Company or its Subsidiaries which secure indebtedness for borrowed money less than one year from the date of the issuance or incurrence thereof and is not extendible at the option of the issuer;

            (r) Liens created or assumed by the Company or its Subsidiaries in connection with the issuance of debt securities the interest on which is not included in gross income for purposes of federal income taxation pursuant to Section 103 of the Code (or any successor provision of law), for the purpose of financing or refinancing, in whole or in part, costs of acquisition or construction in connection with the issuance of such debt securities either by applicable law or by the issuer of such debt securities or is otherwise necessary in order to establish or maintain such exclusion from gross income;

            (s) Liens securing indebtedness or lease obligations (i) which are related to the construction or acquisition of property not previously owned by the Company or (ii) which are related to the financing of a project involving the development or expansion of property of the Company or any of its Subsidiaries and (iii) , in either case, the obligee in respect of which has no recourse to the Company or its Subsidiaries or any property of the Company or its Subsidiaries other than the property constructed or acquired with the proceeds of such transaction or the project financed with the proceeds of such transaction (or the proceeds thereof);

            (t) Liens created by the Mortgage and Deed of Trust dated September 1, 1945 between the Company and Irving Trust Company (now The Bank of New York) and Richard H. West (Douglas I. MacInnes, successor), as Trustees, as heretofore and hereafter supplemented and amended (the "Mortgage"); and Liens created by any other indenture hereafter executed by the Company pursuant to which bonds issued under the Mortgage are or are to be delivered to the trustee(s) under such indenture in a principal amount at least equal to the principal amount of debt securities to be secured by such indenture;

            (u) any mortgage, pledge, security interest, Lien or encumbrance upon any shares of capital stock of majority owned subsidiaries of the Company to the extent such capital stock is directly owned by the Company, created at the time of the acquisition of such capital stock by the Company, or within 365 days after such time, to secure all or a portion of the purchase price for such capital stock;

            (v) any mortgage, pledge, security interest, Lien or encumbrance upon any such capital stock existing thereon at the time of the acquisition thereof by the Company (whether or not the obligations secured thereby are assumed by the Company and whether or not such mortgage, pledge, security interest, Lien or encumbrance was created in contemplation of such acquisition);

            (w) any extension, renewal or replacement of any mortgage, pledge, security interest, Lien or encumbrance permitted by subsection (u) or (v) of this Section 10.6, or of any indebtedness for borrowed money secured thereby; provided that the principal amount of indebtedness so secured immediately following the time of such extension, renewal or replacement shall not exceed the principal amount of indebtedness so secured immediately preceding the time of such extension, renewal or replacement, and that such extension, renewal or replacement mortgage, pledge, security interest, Lien or encumbrance shall be limited to no more than the same proportion of all shares of capital stock as were covered by the mortgage, pledge, security interest, Lien or encumbrance that was extended, renewed or replaced;

            (x) any Lien renewing, extending or replacing Liens permitted by subsections (a), (b), (j), (k), (q), (r) and (s) of this Section 10.6, PROVIDED that, (i) the principal amount of Indebtedness secured by such Lien immediately prior to such extension, renewal or refunding is not increased (or if increased, the increased principal amount of Indebtedness so secured does not exceed the fair market value of the secured property, as determined in good faith by the board of directors of the Company or the Subsidiary, as the case may be), or the maturity thereof reduced, (ii) such Lien is not extended to any other property, and (iii) immediately after such extension, renewal or refunding, no Default or Event of Default would exist; and

            (y) any Lien, other than a Lien described in any of the foregoing subsections (a) through (x), inclusive, to the extent that it secures Indebtedness, or guarantees thereof, the outstanding principal amount of which at the time of creation of such Lien, when added to the outstanding principal balance of all Indebtedness secured by Liens incurred under this subsection (y) then outstanding, does not exceed 20% of Consolidated Assets.

     SECTION 10.5 MAXIMUM RATIO OF FUNDED DEBT TO TOTAL CAPITAL. The Company will not incur additional Funded Debt, unless after giving effect thereto and to the application of the proceeds thereof, Funded Debt does not exceed 70% of Total Capital.

SECTION 11. EVENTS OF DEFAULT.

     An "EVENT OF DEFAULT" shall exist if any of the following conditions or events shall occur and be continuing:

            (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

            (b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

            (c) the Company defaults in the performance of or compliance with any term contained in Section 7.1(d) or Section 10.2; or

            (d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 11(a), (b) and (c)) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this Section 11(d)); or

            (e) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

            (f) (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount in excess of 2% of Consolidated Assets beyond any period of grace provided with respect thereto, or (ii) the Company or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount in excess of 2% of Consolidated Assets or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared, due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), (x) the Company or any Subsidiary has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount in excess of 2% of Consolidated Assets, or (y) one or more Persons have the right to require the Company or any Subsidiary so to purchase or repay such Indebtedness; or

            (g) the Company or any Significant Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

            (h) a court or Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Significant Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Significant Subsidiaries, or any such petition shall be filed against the Company or any of its Significant Subsidiaries and such petition shall not be dismissed within 60 days; or

            (i) a final judgment or judgments for the payment of money aggregating in excess of 2% of Consolidated Assets are rendered against one or more of the Company and its Significant Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

            (j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), exceeds the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than 25% in the case of any single Plan or by more than 25% in the aggregate for all Plans,
     (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (within the meaning of Section 3 of ERISA), (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or
     (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan (within the meaning of Section 3 of ERISA) that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

SECTION 12. REMEDIES ON DEFAULT, ETC.

     SECTION 12.1 ACCELERATION. (a) If an Event of Default with respect to the Company described in Section 11(g) or (h) (other than an Event of Default described in clause (i) of Section 11(g) or described in clause (vi) of Section 11(g) by virtue of the fact that such clause encompasses clause (i) of Section 11(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

            (b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 50% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

            (c) If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

     Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default
Rate) and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

     SECTION 12.2 OTHER REMEDIES. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

     SECTION 12.3 RESCISSION. At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the holders of not less than 51% in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Company nor any other

Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

     SECTION 12.4 NO WAIVERS OR ELECTION OF REMEDIES, EXPENSES, ETC. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

SECTION 13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

     SECTION 13.1 REGISTRATION OF NOTES. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

     SECTION 13.2 TRANSFER AND EXCHANGE OF NOTES. Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder's attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten Business Days thereafter, the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

     SECTION 13.3 REPLACEMENT OF NOTES. Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

            (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $100,000,000 or a Qualified Institutional Buyer, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

            (b) in the case of mutilation, upon surrender and cancellation thereof,

within ten Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 14. PAYMENTS ON NOTES.

     SECTION 14.1 PLACE OF PAYMENT. Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of U.S. Bank in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

     SECTION 14.2 HOME OFFICE PAYMENT. So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in
Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below such Purchaser's name in Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the
Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2.

SECTION 15. EXPENSES, ETC.

     SECTION 15.1 TRANSACTION EXPENSES. Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required by the Required Holders, local or other counsel) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes and (c) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO PROVIDED, that such costs and expenses under this clause (c) shall not exceed $3,000. The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes).

     SECTION 15.2 SURVIVAL. The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

SECTION 16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

     All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 17. AMENDMENT AND WAIVER.

     SECTION 17.1 REQUIREMENTS. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

     SECTION 17.2  SOLICITATION OF HOLDERS OF NOTES.

            (a) SOLICITATION. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

            (b) OFFER OF PAYMENT. The Company will not offer to pay any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently offered, on the same terms, ratably to each holder of Bonds then outstanding

            (c) CONSENT IN CONTEMPLATION OF TRANSFER. Any consent made pursuant to this Section 17.2 by the holder of any Note that has transferred or has agreed to transfer such Note to the Company, any Subsidiary or any Affiliate of the Company and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such transferring holder.

     SECTION 17.3 BINDING EFFECT, ETC. Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "THIS AGREEMENT" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

     SECTION 17.4 NOTES HELD BY COMPANY, ETC. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

SECTION 18. NOTICES.

     All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or
(b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

                         (i) if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule A, or at such other address as such Purchaser or nominee shall have specified to the Company in writing,

                         (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

                         (iii) if to the Company,  to the Company at its address
            set forth at the beginning hereof to the attention of its General Counsel, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

SECTION 19. REPRODUCTION OF DOCUMENTS.

     This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section

19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 20. CONFIDENTIAL INFORMATION.

     For the purposes of this Section 20, "CONFIDENTIAL INFORMATION" means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any person acting on such Purchaser's behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary or
(d) constitutes  financial  statements delivered to such Purchaser under Section
7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which it offers to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser's investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser's Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

SECTION 21. SUBSTITUTION OF PURCHASER.

     Each Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Affiliate in lieu of such original Purchaser. In the event that such Affiliate is so substituted as a Purchaser hereunder and such Affiliate thereafter transfers to such original Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, any reference to such Affiliate as a "Purchaser" in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Affiliate, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

SECTION 22. MISCELLANEOUS.

     SECTION 22.1 SUCCESSORS AND ASSIGNS. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

     SECTION 22.2 PAYMENTS DUE ON NON-BUSINESS DAYS. Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8.4 that the notice of any optional prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

     SECTION 22.3 ACCOUNTING TERMS. All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein,
(i) all computations made pursuant to this Agreement shall be made in accordance with Agreement Accounting Principles, and (ii) all financial statements shall be prepared in accordance with GAAP.

     SECTION 22.4 SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 22.5 CONSTRUCTION, ETC. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

     For the avoidance of doubt, all Schedules and Exhibits attached to this Agreement shall be deemed to be a part hereof.

     SECTION 22.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

     SECTION 22.7 GOVERNING LAW. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.


                                   * * * * *

     If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you and the Company.

                                         Very truly yours,

                                         ALLETE, INC.



                                         By: /s/ Mark A. Schober
                                             -----------------------------------
                                             Name:  Mark A. Schober
                                             Title: Sr. Vice President & CFO

This Agreement is hereby
accepted and agreed to as
of the date thereof.

                                         THE NORTHWESTERN MUTUAL LIFE
                                           INSURANCE COMPANY


                                         By: /s/ David A. Barras
                                             -----------------------------------
                                             Name:  David A. Barras
                                             Its Authorized Representative





ALLETE, Inc.
Note Purchase Agreement

This Agreement is hereby
accepted and agreed to as
of the date thereof.

                                         THRIVENT FINANCIAL FOR LUTHERANS


                                         By: /s/ Alan D. Onstad
                                             Name:  Alan D. Onstad
                                             Title: Associate Portfolio Manager





ALLETE, Inc.
Note Purchase Agreement

                                                                      SCHEDULE A
                                                                      ----------

Information Relating to Purchasers

                                                            PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER                              NOTES TO BE PURCHASED

THE NORTHWESTERN MUTUAL LIFE
    INSURANCE COMPANY                                           $25,000,000
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Attention:  Securities Department
Fax Number:  (414) 665-7124

Payments

Payments shall be made by bank wire transfer of immediately available funds, providing sufficient information to identify the source of the transfer, the amount of interest and/or principal and the series of Notes and PPN, to:

     US Bank
     777 East Wisconsin Avenue
     Milwaukee, WI 53202
     ABA# 075000022

     For the account of: Northwestern Mutual Life
     Account No. 182380324521

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment to be addressed, Attention: Investment Operations Department, Fax Number: (414) 665-6998.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  39-0509570


                                   SCHEDULE A
                          (to Note Purchase Agreement)

                                                            PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER                              NOTES TO BE PURCHASED

THRIVENT FINANCIAL FOR LUTHERANS
625 Fourth Avenue South                                         $5,000,000
Minneapolis, Minnesota  55415                                   $5,000,000
Attention:  Investment Division                                 $5,000,000
Fax Number:  (612) 340-4027                                     $5,000,000
                                                                $5,000,000

Payments

All payments of principal, premium or interest on the account of the Notes shall be made by bank wire transfer (in immediately available funds) to:

     ABA # 011000028
     State Street Bank & Trust Co.
     DDA # A/C -- 6813-049-1
     Fund Number:  NCE1
     Fund Name:  Thrivent Financial for Lutherans
     All payments must include the following information:
     Security Description, Private Placement Number (018522 B*2),
     Reference Purpose of Payment and Interest and/or
     Principal Breakdown

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payment and written confirmation of each such payment, to be addressed:

     Thrivent Financial for Lutherans
     625 Fourth Avenue South
     Minneapolis, Minnesota  55415
     Attention:  Investment Division-Private Placements
     Fax:  (612) 340-4027
              with a copy to:
     Thrivent Accounts
     State Street Kansas City
     801 Pennsylvania
     Kansas City, Missouri  64105
     Attention:  Bart Woodson
     Fax:  (816) 691-3610

Name of Nominee in which Notes are to be issued:  Swanbird & Co.

Taxpayer I.D. Number for Swanbird & Co.:  04-3475606

                                                                      SCHEDULE B
                                                                      ----------

                                  DEFINED TERMS

     As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

     "AFFILIATE" means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and, with respect to the Company, shall include any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any corporation of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

     "AGREEMENT ACCOUNTING PRINCIPLES" means GAAP, provided that with respect to the calculations for purposes of determining compliance with the covenant set forth in Section 10.5, such term means generally accepted accounting principles in effect as of the date of the Closing applied on a basis consistent with that used in the preparation of the most recent audited consolidated financial statements of the Company.

     "ANTI-TERRORISM ORDER" means Executive Order No. 13,224 of September 24, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, 66 U.S. Fed. Reg. 49, 079 (2001), as amended.

     "BUSINESS DAY" means (a) for the purposes of Section 8.7 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or Duluth, Minnesota are required or authorized to be closed.

     "CAPITAL LEASE" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

     "CHANGE IN CONTROL" is defined in Section 8.3(f).

     "CHANGE IN CONTROL EVENT" is defined in Section 8.3(a).

     "CLOSING" is defined in Section 3.

     "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.


                                   SCHEDULE B
                          (to Note Purchase Agreement)

     "COMPANY" means ALLETE, Inc., a Minnesota corporation or any successor that becomes such in the manner prescribed in Section 10.2.

     "CONFIDENTIAL INFORMATION" is defined in Section 20.

     "CONSOLIDATED ASSETS" means the total amount of assets shown on the consolidated balance sheet of the Company and its Subsidiaries, determined in accordance with GAAP and prepared as of the end of the fiscal quarter then most recently ended.

     "CONSOLIDATED NET WORTH" means, as of any date of determination, the sum of stockholders' equity (including preferred stock and QUIPs), PLUS additional paid-in capital, PLUS retained earnings (or MINUS accumulated deficits) PLUS preferred securities of the Company and its Subsidiaries, PROVIDED, however, that the computation of Consolidated Net Worth shall exclude Accumulated Other Comprehensive Income/Loss, unearned ESOP shares and market value of derivatives (FAS 133), all of the foregoing determined with respect to the Company and its Subsidiaries on a consolidated basis in accordance with Agreement Accounting Principles.

     "DEFAULT" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

     "DEFAULT RATE" means that rate of interest that is the greater of (i) 2.00% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 2.00% over the rate of interest publicly announced by U.S. Bank in New York, New York as its "base" or "prime" rate.

     "DISCLOSURE DOCUMENTS" is defined in Section 5.3.

     "ELECTRONIC DELIVERY" is defined in Section 7.1(a).

     "ENVIRONMENTAL LAWS" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to Hazardous Materials.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

     "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

     "Event of Default" is defined in Section 11.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

     "FORM 10-K" is defined in Section 7.1(b).

     "FORM 10-Q" is defined in Section 7.1(a).

     "FUNDED DEBT" means, for any Person on a consolidated basis in accordance with Agreement Accounting Principles, without duplication:

            (a)    all indebtedness of such Person for borrowed money;

            (b) the deferred and unpaid balance of the purchase price owing by such Person on account of any assets or services purchased (other than trade payables and other accrued liabilities incurred in the ordinary course of business that are not overdue by more than 180 days unless being contested in good faith) if such purchase price is (i) due more than nine months from the date of incurrence of the obligation in respect thereof or
     (ii) evidenced by a note or a similar written instrument;

            (c)    all capitalized lease obligations;

            (d) all indebtedness secured by a Lien on any property owned by such Person, whether or not such indebtedness has been assumed by such entity or is nonrecourse to such Person;

            (e) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money (other than such notes or drafts from the deferred purchase price of assets or services to the extent such purchase price is excluded from clause (b) above);

            (f) indebtedness evidenced by bonds, notes or similar written instrument;

            (g) the face amount of all letters of credit and bankers' acceptances issued for the account of such entity, and without duplication, all drafts drawn thereunder (other than such letters of credit, bankers' acceptances and drafts for the deferred purchase price ...of assets or services to the extent such purchase price is under interest rate agreements or currency agreements); and

            (h)    guaranty   obligations  of   such   Person  with  respect  to
     indebtedness for borrowed money of another Person (including Affiliates) aggregating in excess of 2% of Consolidated Assets;

     PROVIDED, however, that in no event shall any calculation of Funded Debt include (i) deferred taxes, (ii) securitized trade receivables or (iii) deferred credits including regulatory assets and contributions in aid of construction.

     "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

     "GOVERNMENTAL AUTHORITY" means

            (a)    the government of

                   (i) the United States of America or any State or other political subdivision thereof, or

                   (ii) any other jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

            (b)    any  entity  exercising   executive,  legislative,  judicial,
     regulatory or administrative functions of, or pertaining to, any such government.

     "GUARANTY" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

            (a) to purchase such indebtedness or obligation or any property constituting security therefor;

            (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

            (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

            (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

     "HAZARDOUS MATERIAL" means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

     "HOLDER"  means,  with  respect to any Note,  the Person in whose name such
Note is registered in the register maintained by the Company pursuant to Section 13.1, except as otherwise defined in Section 8.3(b) for purposes of Section 8.3 only.

     "INDEBTEDNESS" with respect to any Person means, at any time, without duplication,

            (a)    its  liabilities  for   borrowed  money  and  its  redemption
     obligations in respect of mandatorily redeemable Preferred Stock;

            (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

            (c) (i) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases and (ii) all liabilities which would appear on its balance sheet in accordance with GAAP in respect of Synthetic Leases assuming such Synthetic Leases were accounted for as Capital Leases;

            (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

            (e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

            (f) the aggregate Swap Termination Value of all Swap Contracts of such Person; and

            (g) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (g) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

     "INSTITUTIONAL INVESTOR" means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than 5% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note.

     "INVESTMENT GRADE RATING" is defined in Section 8.3(f).

     "LIEN" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

     "MAKE-WHOLE AMOUNT" is defined in Section 8.7.

     "MATERIAL" means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole.

     "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or (c) the validity or enforceability of this Agreement or the Notes.

     "MULTIEMPLOYER PLAN" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

     "NAIC" means the National Association of Insurance Commissioners or any successor thereto.

     "NOTES" is defined in Section 1.

     "OFFICER'S CERTIFICATE" means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

     "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

     "PERSON" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

     "PLAN" means an "employee benefit plan" (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

     "PREFERRED STOCK" means any class of capital stock of a Person that is preferred over any other class of capital stock (or similar equity interests) of such Person as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such Person.

     "PROPERTY" or "PROPERTIES" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

     "PROPOSED PREPAYMENT DATE" is defined in Section 8.3(b).

     "PTE" is defined in Section 6.2(a).

     "PURCHASER" is defined in the first paragraph of this Agreement.

     "QUALIFIED INSTITUTIONAL BUYER" means any Person who is a "qualified institutional buyer" within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

     "RELATED FUND" means, with respect to any holder of any Note, any fund or entity that (i) invests in Securities or bank loans, and (ii) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.

     "REQUIRED HOLDERS" means, at any time, the holders of at least 51% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

     "RESPONSIBLE OFFICER" means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

     "SEC" shall mean the Securities and Exchange Commission of the United States, or any successor thereto.

     "SECURITIES" OR "SECURITY" shall have the meaning specified in Section 2(1) of the Securities Act.

     "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

     "SENIOR FINANCIAL OFFICER" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

     "SIGNIFICANT SUBSIDIARY" has the meaning set forth in Item 1.02(w) of Regulation S-X under the Securities Act.

     "SUBSIDIARY" means, as to any Person, any other Person in which such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such second Person, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

     "SVO" means the Securities Valuation Office of the NAIC or any successor to such Office.

     "SWAP CONTRACT" means (a) any and all interest rate swap transactions, basis swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward foreign exchange transactions, cap transactions, floor transactions, currency options, spot contracts or any other similar transactions or any of the foregoing (including, but without limitation, any options to enter into any of the foregoing), and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement.

     "SWAP  TERMINATION  VALUE"  means,  in  respect  of any  one or  more  Swap
Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amounts(s) determined as the mark-to-market values(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts.

     "SWL&P" is defined in Section 5.4(d).

     "SYNTHETIC LEASE" means, at any time, any lease (including leases that may be terminated by the lessee at any time) of any property (a) that is accounted for as an operating lease under GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for U.S. federal income tax purposes, other than any such lease under which such Person is the lessor.

     "TOTAL CAPITAL" means, as of any date of determination, the sum of Consolidated Net Worth and Funded Debt.

     "USA PATRIOT ACT" means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

     "UTILITY PROPERTY" means all property and assets of the Company and its Subsidiaries used principally in the electric, natural gas and water operations that are regulated by applicable Governmental Authorities.

     "WHOLLY-OWNED SUBSIDIARY" means, at any time, any Subsidiary one hundred percent of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly-Owned Subsidiaries at such time.

                                  SCHEDULE 5.4
          SUBSIDIARIES OF THE COMPANY AND OWNERSHIP OF SUBSIDIARY STOCK

5.4(a)

------------------------------------------------------------------------- --------------------------------- ------------------------
                       SUBSIDIARIES
                            OF                                                                                      PERCENT
  ALLETE, INC. (D/B/A ALLETE; MINNESOTA POWER; MINNESOTA                                                           OF VOTING
POWER, INC.; MINNESOTA POWER & LIGHT COMPANY; MPEX; MPEX                              STATE OF                       STOCK
             A DIVISION OF MINNESOTA POWER)                                         ORGANIZATION                     OWNED
------------------------------------------------------------------------- --------------------------------- ------------------------
ALLETE Automotive Services, LLC                                                      Minnesota                        100
------------------------------------------------------------------------- --------------------------------- ------------------------
ALLETE Properties, LLC (d/b/a ALLETE Properties)                                     Minnesota                        100
------------------------------------------------------------------------- --------------------------------- ------------------------
     ALLETE Commercial, LLC                                                           Florida                         100
------------------------------------------------------------------------- --------------------------------- ------------------------
     Cape Coral Holdings, Inc.                                                        Florida                         100
------------------------------------------------------------------------- --------------------------------- ------------------------
     Cape Properties, Inc.                                                            Florida                         100
------------------------------------------------------------------------- --------------------------------- ------------------------
     Lehigh Acquisition Corporation                                                   Delaware                         80
------------------------------------------------------------------------- --------------------------------- ------------------------
           Florida Landmark Communities, Inc.                                         Florida                          80
------------------------------------------------------------------------- --------------------------------- ------------------------
                  Cliffside Properties, Inc.                                         California                        80
------------------------------------------------------------------------- --------------------------------- ------------------------
                  Enterprise Lehigh, Inc.                                             Florida                          80
------------------------------------------------------------------------- --------------------------------- ------------------------
                  Lehigh Corporation                                                  Florida                          80
------------------------------------------------------------------------- --------------------------------- ------------------------
                  Lehigh Land & Investment, Inc.                                      Florida                          80
------------------------------------------------------------------------- --------------------------------- ------------------------
                  Mardem, LLC                                                         Florida                          50
------------------------------------------------------------------------- --------------------------------- ------------------------
                  Palm Coast Holdings, Inc.                                           Florida                          80
------------------------------------------------------------------------- --------------------------------- ------------------------
                  Port Orange Holdings, LLC                                           Florida                          80
------------------------------------------------------------------------- --------------------------------- ------------------------
           Interlachen Lakes Estates, Inc.                                            Florida                          80
------------------------------------------------------------------------- --------------------------------- ------------------------
           SRC of Florida, Inc.                                                       Florida                          80
------------------------------------------------------------------------- --------------------------------- ------------------------
           Sundowner Properties, Inc.                                               Pennsylvania                       80
------------------------------------------------------------------------- --------------------------------- ------------------------
     Palm Coast Forest, LLC                                                           Florida                         100
------------------------------------------------------------------------- --------------------------------- ------------------------
     Palm Coast Land, LLC                                                             Florida                         100
------------------------------------------------------------------------- --------------------------------- ------------------------
     Tomoka Holdings, LLC                                                             Florida                         100
------------------------------------------------------------------------- --------------------------------- ------------------------
     Winter Haven Citi Centre, LLC                                                    Florida                         100
------------------------------------------------------------------------- --------------------------------- ------------------------
ALLETE Water Services, Inc.                                                          Minnesota                        100
------------------------------------------------------------------------- --------------------------------- ------------------------
     Florida Water Services Corporation                                               Florida                         100
------------------------------------------------------------------------- --------------------------------- ------------------------
           Auto Replacement Property, LLC                                             Indiana                         100
------------------------------------------------------------------------- --------------------------------- ------------------------
           Energy Replacement Property, LLC                                          Minnesota                        100
------------------------------------------------------------------------- --------------------------------- ------------------------
     Georgia Water Services Corporation                                               Georgia                         100
------------------------------------------------------------------------- --------------------------------- ------------------------
Minnesota Power Enterprises, Inc.                                                    Minnesota                        100
------------------------------------------------------------------------- --------------------------------- ------------------------
     BNI Coal, Ltd.                                                                 North Dakota                      100
------------------------------------------------------------------------- --------------------------------- ------------------------
     MP Affiliate Resources, Inc.                                                    Minnesota                        100
------------------------------------------------------------------------- --------------------------------- ------------------------
     Rainy River Energy Corporation                                                  Minnesota                        100
------------------------------------------------------------------------- --------------------------------- ------------------------
     Rainy River Energy Corporation-Wisconsin                                        Wisconsin                        100
------------------------------------------------------------------------- --------------------------------- ------------------------
     Synertec, Incorporation                                                         Minnesota                        100
------------------------------------------------------------------------- --------------------------------- ------------------------
     Upper Minnesota Properties, Inc.                                                Minnesota                        100
------------------------------------------------------------------------- --------------------------------- ------------------------
           Upper Minnesota Properties-Development, Inc.                              Minnesota                        100
------------------------------------------------------------------------- --------------------------------- ------------------------
           Upper Minnesota Properties-Irving, Inc.                                   Minnesota                        100
------------------------------------------------------------------------- --------------------------------- ------------------------
           Upper Minnesota Properties-Meadowlands, Inc.                              Minnesota                        100
------------------------------------------------------------------------- --------------------------------- ------------------------
                Meadowlands Affordable Housing Limited Partnership                   Minnesota                        99.5
------------------------------------------------------------------------- --------------------------------- ------------------------
MP Investments, Inc.                                                                  Delaware                        100
------------------------------------------------------------------------- --------------------------------- ------------------------
RendField Land Company, Inc.                                                         Minnesota                        100
------------------------------------------------------------------------- --------------------------------- ------------------------
Superior Water, Light and Power Company                                              Wisconsin                        100
------------------------------------------------------------------------- --------------------------------- ------------------------

                                  SCHEDULE 5.4
          SUBSIDIARIES OF THE COMPANY AND OWNERSHIP OF SUBSIDIARY STOCK

5.4(d) Master Loan Agreement between Florida Landmark Communities, Inc. and Cypress Coquina Bank, dated March 16, 2005, as amended.

                                 SCHEDULE 5.15
                             EXISTING INDEBTEDNESS

5.15(a)

SHORT TERM DEBT
                                           DRAWN LINES OF CREDIT
MARCH 31, 2007               Max                  Used             Unused
--------------------------------------------------------------------------------

Florida Landmark <F1>        $8,500,000         $5,657,330         $2,842,670

<F1> Guaranteed  by  Lehigh  Acquisition  Corporation.  Used  portion of line of credit is classified as current maturities on the ALLETE consolidated financial statements.

LONG TERM DEBT
                                                               3/31/07<F1>
--------------------------------------------------------------------------------
MILLIONS
First Mortgage Bonds
     6.68% Series Due 2007                                     $  20.0
     5.99% Series Due 2027                                        60.0
     5.28% Series Due 2020                                        35.0
     4.95% Pollution Control Series F Due 2022                   111.0
     5.69% Series Due 2036                                        50.0
Variable Demand Revenue Refunding Bonds
     Series 1997 A, B, C and D Due 2007 - 2020                    39.0
Industrial Development Revenue Bonds 6.5% Due 2025                 6.0
Industrial Development Variable Rate Demand Refunding
     Revenue Bonds Series 2006 Due 2025                           27.8
Other Long-Term Debt, 2.0% - 8.5% Due 2007 - 2025                 42.8
--------------------------------------------------------------------------------

Total Long-Term Debt                                             391.6
Less Due Within One Year                                          32.3
--------------------------------------------------------------------------------

Net Long-Term Debt                                             $ 359.3
--------------------------------------------------------------------------------

<F1> Unaudited.

5.15(b)
None

5.15(c)
The Mortgage and Deed of Trust, dated September 1, 1945, between the Company and Irving Trust Company (now The Bank of New York) and Richard H. West (Douglas I. MacInnes, successor), as Trustees, as supplemented and amended.

Fourth Amended and Restated Committed Facility Letter, dated January 11, 2006, as thereafter amended, by and among the Company and LaSalle Bank National Association, in its capacity as agent for the Banks party thereto.

Letters of Credit:

            Letter of Credit Agreement, dated July 5, 2006, by and among the Company and Wells Fargo Bank, National Association.

            Letter of Credit Agreement, dated November 1, 2005, as thereafter amended, by and among the Company and LaSalle Bank National Association.

            Letter of Credit Agreement, dated May 1, 2003, as thereafter amended, by and among the Company and LaSalle Bank National Association.

            Reimbursement Agreement, dated May 1, 2002, as thereafter amended, by and among the Company and LaSalle Bank National Association.

                                 [FORM OF NOTE]

                                  ALLETE, INC.

                       5.99% SENIOR NOTE DUE JUNE 1, 2017


No. R-[___]                                                         June 8, 2007
$[_______]                                                   PPN [_____________]

     FOR VALUE RECEIVED, the undersigned, ALLETE, INC (herein called the "COMPANY"), a corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] DOLLARS (or so much thereof as shall not have been prepaid) on June 1, 2017, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 5.99% per annum from the date hereof, payable semiannually, on the 1st day of June and December in each year, commencing with the June or December next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 7.99% or (ii) 2.00% over the rate of interest publicly announced by U.S. Bank from time to time in New York, New York as its "base" or "prime" rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at U.S. Bank or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

     This Note is one of a series of Senior Notes (herein called the "NOTES") issued pursuant to the Note Purchase Agreement, dated as of June 8, 2007 (as from time to time amended, the "NOTE PURCHASE AGREEMENT"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section
6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

     This Note is registered on the books and records of the Company and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.


                                   EXHIBIT 1
                          (to Note Purchase Agreement

     This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

     If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

     This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

                                         ALLETE, INC.




                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                                                  EXHIBIT 4.4(a)
                                                                  --------------

                               FORM OF OPINION OF
            Deborah A. Amberg, Senior Vice President, General Counsel
                          and Secretary of ALLETE, Inc.


                           [ALLETE, INC. LETTERHEAD]


                                                         June 8, 2007


To Each of the Purchasers Listed
on Schedule A to the Note Purchase Agreement dated June 8, 2007

            Re:    $50,000,000 5.99% Senior Notes due June 1, 2017
                   Issued by ALLETE, Inc.
                   --------------------------------------------------

Ladies and Gentlemen:

            Reference is made to the sale by ALLETE, Inc., a Minnesota corporation ("Company") of $50,000,000 principal amount of its 5.99% Senior Notes due June 1, 2017 (the "Notes"). The Notes will be issued under the Note Purchase Agreement, dated as of June 8, 2007 (the "Agreement"). I advise you that I am General Counsel to the Company and have acted in that capacity in connection with such issuance and sale and I (or attorneys in the Company's legal department with whom I have consulted) have participated in the preparation of (i) the Agreement; and (ii) the petition filed by the Company with the Minnesota Public Utilities Commission seeking authorization to issue the Notes. In addition, I have reviewed the order issued by said Commission in response to said petition.

            All  capitalized   terms   used   herein  without  definition  shall
have the respective meanings set forth in the Agreement.

            In furnishing this opinion, I have examined the Amended and Restated Articles of Incorporation, as amended (the "Charter"), and the Bylaws, as amended, of the Company and the Agreement, and have made such further investigation and examined such further documents and records of the Company and certificates of public officials as I have deemed necessary or appropriate for purposes of this opinion.

            I have also reviewed all corporate proceedings taken by the Company in respect of the authorization of the Agreement and the issuance and sale of the Notes thereunder and I have examined the Notes.


                                 EXHIBIT 4.4(a)
                          (To Note Purchase Agreement)

            For  purposes  of  the  opinions  expressed  below,  I have  assumed
(i) the authenticity of all documents submitted to me as originals, (ii) the conformity to the originals of all documents submitted to me as certified or photostatic copies and the authenticity of the originals of such copies, (iii) the genuineness of all signatures other than on behalf of the Company, (iv) the legal capacity of natural persons, (v) the power, corporate or otherwise, of all parties other than the Company to enter into and to perform all of its obligations under such documents, (vi) the due authorization, execution and delivery of all documents by all parties other than the Company, and (vii) that the consideration contemplated by the Agreement for the purchase of the Notes has been paid.

            For purposes of the opinions contained herein, I have made no independent investigation of the facts referred to herein, and with respect to such facts have relied, for the purpose of rendering this opinion and except as otherwise stated herein, exclusively on the statements contained and matters provided for in the Agreement and such other documents relating to the Agreement as I have deemed advisable, including the factual representations, warranties and covenants contained therein as made by the respective parties thereto and assumed that any such statement or representation that was given or dated on or prior to the date hereof continues to remain accurate and complete, insofar as relevant to my opinion, from such earlier date through and including the date of this opinion.

            Based on such examinations and investigation, it is my opinion that:


            1. The Company is a validly organized and existing corporation and in good standing under the laws of the State of Minnesota and is duly qualified as a foreign corporation in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such qualification necessary, except where the failure to be so qualified would not result in a Material Adverse Effect.

            2. The Company is a corporation duly authorized by its Charter to conduct the business which it is now conducting as set forth in the Disclosure Documents and the Company holds valid and subsisting franchises, licenses and permits authorizing it to carry on the business in which it is engaged.

            3. The Company has all requisite corporate power and authority to execute and deliver, and to perform all of its obligations under, the Agreement and the Notes.

            4. The Agreement has been duly and validly authorized by all necessary corporate action, has been duly and validly executed and delivered, and is a valid and binding obligation of the Company enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting enforcement of creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

            5.     The  Notes  have  been  duly and  validly  authorized  by all necessary corporate action and have been executed in accordance with the provisions of the Agreement and delivered and are entitled to the benefits of the Agreement and are valid and binding obligations of the Company enforceable in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting enforcement of creditors' rights generally and
                   (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

            6. An order has been issued by the Minnesota Public Utilities Commission certifying the Company's capital structure and authorizing the issuance and sale of the Notes, and to the best of my knowledge after such inquiry as I deem reasonable, said order is still in full force and effect; and no further approval, authorization, consent or order of any public board or body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction) is legally required for the authorization of the issuance and sale of the Notes or, as of the date hereof, the performance of the Notes or the Agreement.

                   Neither the execution by the Company of the Agreement nor he issue and sale by the Company of the Notes as contemplated by the Agreement nor the consummation by the Company of the other transactions contemplated by the Agreement or, as of the date hereof, the performance of the Notes or the
                   Agreement conflicts with, or results in a breach of, the Charter or Bylaws of the Company or any material agreement or instrument to which the Company is a party or by which the Company is bound, any law or regulation or, so far as is known to me after such inquiry as I deem reasonable, any order or regulation of any court, governmental instrumentality or arbitrator, and which conflict or breach is material to the Company and its subsidiaries, taken as a whole.

            8. The execution, delivery and performance by the Company of the Agreement and the Notes do not and will not violate any provision of Regulations T, U or X of the Board of Governors of the Federal Reserve System.

            9. It is not necessary, in connection with the sale of the Notes to the Purchasers by the Company, in the manner contemplated by the Agreement, to register the Notes under the Securities Act of 1933, as amended, or to qualify the Agreement under the Trust Indenture Act of 1939, as amended.

            10. Except as disclosed in the Disclosure Documents, there are no actions, suits, or proceedings pending or, to the best of my knowledge after due inquiry, threatened against the Company before any court or arbitrator or by or before any administrative agency or governmental authority, which, if adversely determined, would prevent or have a material adverse effect on the ability of the Company to perform its obligations under the Agreement or the Notes.

            11. The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            I am a member of the Minnesota Bar and do not hold myself out as an expert on the laws of any other jurisdiction. As to all matters of Minnesota law, Thelen Reid Brown Raysman & Steiner LLP is hereby authorized to rely upon this opinion to the same extent as if this opinion had been addressed to them.

            The opinions expressed above are limited to the laws and facts in effect on the date hereof. I disclaim any obligation to advise you of facts, circumstances, events or developments which hereafter may be brought to my attention and which might alter, affect or modify the opinions expressed herein.

            The opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose, or relied upon or furnished to any other Person, without my prior written consent, except that (i) this opinion may be reviewed by, but not relied upon by, applicable legal or regulatory bodies and proposed transferees of the Notes, and (ii) this opinion may be relied upon by transferees of the Notes as of the date of original delivery hereof.

                                         Very truly yours,




                                         DEBORAH A. AMBERG

                                                                  EXHIBIT 4.4(b)
                                                                  --------------


                               FORM OF OPINION OF
                     THELEN REID BROWN RAYSMAN & STEINER LLP


                               [TRBRS LETTERHEAD]


                                                                    June 8, 2007


To Each of the Purchasers Listed
on Schedule A to the Note Purchase Agreement dated June 8, 2007

            Re:    $50,000,000 5.99% Senior Notes due June 1, 2017
                   Issued by ALLETE, Inc.
                   --------------------------------------------------

Ladies and Gentlemen:

            Reference is made to the sale by ALLETE, Inc., a Minnesota corporation ("Company") of $50,000,000 principal amount of its 5.99% Senior Notes due June 1, 2017 (the "Notes"). The Notes will be issued under the Note Purchase Agreement, dated as of June 8, 2007 (the "Agreement"). We advise you that we have acted as counsel to the Company in connection with such issuance and sale and have participated in the preparation of the Agreement. In addition, we have reviewed the petition filed by the Company with the Minnesota Public Utilities Commission seeking authorization to issue the Notes, and the order issued by said Commission in response to said petition.

            All capitalized terms used herein without definition shall have have the respective meanings set forth in the Agreement.

            In furnishing this opinion, we have examined the Amended and Restated Articles of Incorporation, as amended, and the Bylaws, as amended, of the Company, and the Agreement, and have made such further investigation and examined such further documents and records of the Company and certificates of public officials as we have deemed necessary or appropriate for purposes of this opinion.

            We have also reviewed all corporate proceedings taken by the Company in respect of the authorization of the Agreement and the issuance and sale of the Notes thereunder and we have examined the Notes.

            For purposes of the opinions expressed below, we have assumed (i) the authenticity of all documents submitted to us as originals, (ii) the conformity to the originals of all documents submitted to us as certified or photostatic copies and the authenticity of the


                                EXHIBIT 4.4(b)
                          (To Note Purchase Agreement)
originals of such copies, (iii) the genuineness of all signatures other than on behalf of the Company, (iv) the legal capacity of natural persons, (v) the power, corporate or otherwise, of all parties other than the Company to enter into and to perform all of its obligations under such documents, (vi) the due authorization, execution and delivery of all documents by all parties other than the Company, and (vii) that the consideration contemplated by the Agreement for the purchase of the Notes has been paid.

            For purposes of the opinions contained herein, we have made no independent investigation of the facts referred to herein, and with respect to such facts have relied, for the purpose of rendering this opinion and except as otherwise stated herein, exclusively on the statements contained and matters provided for in the Agreement and such other documents relating to the Agreement as we have deemed advisable, including the factual representations, warranties and covenants contained therein as made by the respective parties thereto and assumed that any such statement or representation that was given or dated on or prior to the date hereof continues to remain accurate and complete, insofar as relevant to our opinion, from such earlier date through and including the date of this opinion.

            Based on such examinations and investigation, it is my opinion that:

            1. The Company has all requisite corporate power and authority to execute and deliver, and to perform all of its obligations under, the Agreement and the Notes.

            2. The Agreement has been duly and validly authorized by all necessary corporate action, has been duly and validly executed and delivered, and is a valid and binding obligation of the Company enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting enforcement of creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

            3. The Notes have been duly and validly authorized by all necessary corporate action and have been executed and authenticated in accordance with the provisions of the Agreement and delivered and are entitled to the benefits of the Agreement and are valid and binding obligations of the Company enforceable in accordance with their terms, except as
                   (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting enforcement of creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

            4. An order has been issued by the Minnesota Public Utilities Commissioncertifying the Company's capital structure and authorizing the issuance and sale of the Notes, and to the best of our knowledge after such inquiry as we deem reasonable, said order is still in full force and effect; and no further approval, authorization, consent or order of any public board or body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction) is legally required for the authorization of the issuance and sale of the Notes or, as of the date hereof, the performance of the Notes or the Agreement.

            5. The execution, delivery and performance by the Company of the Agreement and the Notes do not and will not violate any provision of Regulations T, U or X of the Board of Governors of the Federal Reserve System.

            6. It is not necessary, in connection with the sale of the Notes to the Purchasers by the Company, in the manner contemplated by the Agreement, to register the Notes under the Securities Act of 1933, as amended, or to qualify the Agreement under the Trust Indenture Act of 1939, as amended.

            7. The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            This opinion is limited to the laws of the States of Minnesota and New York and the federal laws of the United States of America. As to all matters of Minnesota law, we have relied with your consent upon an opinion of even date herewith addressed to you by Deborah A. Amberg, Esq., Senior Vice President, General Counsel and Secretary of the Company.

            The opinions expressed above are limited to the laws and facts in in effect on the date hereof. We disclaim any obligation to advise you of facts, circumstances, events or developments which hereafter may be brought to our attention and which might alter, affect or modify the opinions expressed herein.

            The opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose, or relied upon or furnished to any other Person, without our prior written consent, except that (i) this opinion may be reviewed by, but not relied upon by, applicable legal or regulatory bodies and proposed transferees of the Notes, and (ii) this opinion may be relied upon by transferees of the Notes as of the date of original delivery hereof.

                                         Very truly yours,




                                         THELEN REID BROWN RAYSMAN & STEINER LLP

                                                                  EXHIBIT 4.4(b)
                                                                  --------------

                               FORM OF OPINION OF
                             CHAPMAN AND CUTLER LLP

     The closing opinion of Chapman and Cutler LLP, special counsel to the Purchasers, called for by Section 4.4(b) of the Note Purchase Agreement, shall be dated the date of Closing and addressed to each purchaser, shall be satisfactory in form and substance to the Purchasers and shall be to the effect that:

     1. The Note Purchase Agreement and the Notes are enforceable in accordance with their respective terms (subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles).

     2. The issuance, sale and delivery of the Notes under the circumstances contemplated by the Note Purchase Agreement do not, under existing law, require the registration of the Notes under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.


                                EXHIBIT 4.4(c)
                        (To Note Purchase Agreement)